OTHER ASSETS AND LIABILITIES - Other liabilities (Details) - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
Other non-current liabilities
Long-term deferred revenue	$ 7	$ 8
Other liabilities	11	14
Total other non-current liabilities	18	22
Other current liabilities
Taxes payable (non-income tax)	129	130
Short-term deferred revenue	144	93
Customer advances	73	36
Other payments to authorities	53	63
Due to employees	102	80
Other liabilities	38	30
Total other current liabilities	$ 539	$ 432